                                                                      Exhibit 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below does hereby constitute and appoint ELBERT L. THOMAS, JR., JAMES F. KEEN, CLYDE A. BILLINGS, JR., and TERESA A. ROSENGARTEN, jointly and each of them severally, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to execute and sign the Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933, by First Tennessee National Corporation ("Corporation") relating to the issuance of 400,000 shares of the Corporation's Common Stock, par value $0.625 per share, pursuant to the First Tennessee National Corporation 2000 Non-Employee Directors' Deferred Compensation Stock Option Plan ("Plan") and, further, to execute and sign any and all pre-effective and post-effective amendments thereto and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, or their or his or her substitute or substitutes, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Signature                                     Title                              Date
         ---------                                     -----                              ----

Ralph Horn                               Chairman of the Board, President            October 29, 1999
----------------------------------       and Chief Executive Officer and a
Ralph Horn                               Director (principal executive officer)

Elbert L. Thomas, Jr.                    Executive Vice President and                October 29, 1999
----------------------------------       Chief Financial Officer
Elbert L. Thomas, Jr.                    (principal financial officer)

James F. Keen                            Senior Vice President and                   October 29, 1999
----------------------------------       Corporate Controller (principal
James F. Keen                            accounting officer)

Robert C. Blattberg                      Director                                    October 29, 1999
----------------------------------
Robert C. Blattberg

Carlos H. Cantu                          Director                                    October 29, 1999
----------------------------------
Carlos H. Cantu




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

George E. Cates                                      Director                           October 29, 1999
----------------------------------
George E. Cates


J. Kenneth Glass                                     Director                           October 29, 1999
----------------------------------
J. Kenneth Glass


James A. Haslam, III                                 Director                           October 29, 1999
----------------------------------
James A. Haslam, III


John C. Kelley, Jr.                                  Director                           October 29, 1999
----------------------------------
John C. Kelley, Jr.


                                                     Director                           October   , 1999
----------------------------------
R. Brad Martin


Joseph Orgill, III                                   Director                           October 29, 1999
----------------------------------
Joseph Orgill, III


Vicki R. Palmer                                      Director                           October 29, 1999
----------------------------------
Vicki R. Palmer


Michael D. Rose                                      Director                           October 29, 1999
----------------------------------
Michael D. Rose


William B. Sansom                                    Director                           October 29, 1999
----------------------------------
William B. Sansom









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